Exhibit 99.1

                               [GRAPHIC OMITTED]

                           SELIGMAN NEW TECHNOLOGIES
                                      FUND

                               Quarterly Booklet

                                   MARCH 2005

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Seligman New Technologies Fund is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end.

On February 25, 2004, a special meeting of the stockholders of Seligman New Technologies Fund, Inc. (the "Fund") was held. At the meeting, the following proposals were approved by the Fund's stockholders in accordance with applicable law: (i) a proposal to authorize a plan to liquidate and dissolve the Fund and
(ii) a proposal to eliminate the Fund's fundamental investment policy of making quarterly repurchase offers for its common stock. As a result of the foregoing, the Fund's investment manager is implementing the Fund's plan of liquidation. The Fund expects that the process of liquidating the Fund's investments will take several years to complete due to the illiquid nature of a substantial portion of its assets.

The Seligman New Technologies Fund is a closed-end fund and shareholders are not able to redeem their shares. Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

      I.    PORTFOLIO MANAGER COMMENTARY

      II.   TOP PRIVATE HOLDINGS PROFILES

      III.  PERFORMANCE AND PORTFOLIO ANALYSIS

      IV.   INVESTMENT GROUP


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                        --------------------------------


                                PORTFOLIO MANAGER
                                   COMMENTARY


                        --------------------------------


--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

      Manager Commentary
      --------------------------------------------------------------------------

      Private Technology Market Analysis

      If you were to use merger activity as the only measure, the first quarter of 2005 would have seemed quite favorable for venture capital liquidity events. The number of deals was down, year-over-year, but the total dollar value grew dramatically. We have found that mergers, however, tend to lag the stock market, and technology stocks have not been trading particularly well this year.

      The poor public technology market climate has already caused the other main liquidity avenue, initial public offerings, to narrow somewhat recently. Both the average amount raised and the average pre-money IPO valuations were down significantly for the quarter ended March 31.

      More significantly, there is still a significant overhang of capital committed to venture funds that has yet to be invested. We therefore do not expect to see any near term reversal of the trends that have hampered the venture capital markets - excessive valuations for the best late stage venture companies and the general overcrowding that comes from too much money chasing too many deals.

      Venture Capital Pricing Policy

      J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.


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                        --------------------------------


                                   TOP PRIVATE
                                HOLDINGS PROFILES


                        --------------------------------


--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

      Top 10 Private Holdings (as of 3/31/05)
      --------------------------------------------------------------------------

                                  ----------------------------------------------
                                  Headquarters: Fort Lauderdale, FL
      GMP Companies, Inc.         Founded: 1999
      --------------------------- www.gmpcompanies.com
                                  Industry/Sector: Other -- Medical Technologies
                                  ----------------------------------------------

      Company Description:

            GMP Companies, Inc. is a global healthcare company that seeks to acquire, develop and commercialize medical technologies. These technologies are typically licensed from academic medical centers, individual inventors, research institutions and partner companies. Through the Company's two areas of focus, medical technology and biotechnology, it is developing and commercializing various medical products relating to the treatment and care of patients with medical conditions including diabetes, glaucoma, genetic diseases, cardiovascular diseases, cancer, immunologic diseases and neurologic disorders.

            The Company has established a fully integrated infrastructure that offers each business unit a direct connection to resources and expertise that spans medicine, science, engineering, law, business and more. The Company's approach reduces the organizational, administrative and financial burdens on individual business units, freeing innovators to concentrate on their research activities. Using a "research bench to patient" approach attempts to ensure that every aspect of the process is shepherded by experts in each functional area, which the Company believes increases the probability of success.

                                               ---------------------------------
                                               Headquarters: San Francisco, CA
      LifeMasters Supported SelfCare, Inc.     Founded: 1994
      ---------------------------------------- www.lifemasters.com
                                               Industry/Sector: Digital Enabling
                                                                Technologies
                                               ---------------------------------

      Company Description:

            LifeMasters(TM) Supported SelfCare, Inc. is an interactive disease management company dedicated to improving clinical outcomes for individuals, providing decision support for physicians, and reducing costs for payors. The Company consists of medical professionals, information specialists, and administrators with offices in Irvine, South San Francisco, and Sacramento, California and Albuquerque, New Mexico. LifeMasters partners with health plans, physician organizations, and employers.

            LifeMasters is fully accredited by the National Committee for Quality Assurance (NCQA) to provide disease management services in each of five disease categories, including: diabetes, congestive heart failure (CHF), coronary artery disease (CAD), chronic obstructive pulmonary disease (COPD) and asthma.

            Founded in 1994 by Harvard-trained physician David E. Goodman, MD, LifeMasters is among the first healthcare companies in the nation to provide disease management for chronically ill individuals by combining communications technology with ongoing nursing support. LifeMasters offers a suite of condition-specific chronic illness management programs to help those suffering from one or more chronic diseases. Programs are available in all 50 states, the District of Columbia, and Puerto Rico.

            LifeMasters' customers are organizations that are accountable for the cost and quality of healthcare. They include leading health plans, employers and governmental organizations. Reimbursement options range from individual case rates to risk-sharing population-based arrangements.

                                               ---------------------------------
                                               Headquarters: Columbia, MD
      iBiquity Digital Corp.                   Founded: 1998
      ---------------------------------------- www.ibiquity.com
                                               Industry/Sector: Wireless
                                               ---------------------------------

      Company Description:

            iBiquity Digital Corporation (iBiquity) is the developer of the HD Radio(TM) digital broadcasting technology that enables digital radio signals to ride the same airwaves as analog AM/FM radio. HD Radio allows any radio station to deliver CD-like sound to the listening public, along with wireless data services carrying information such as news and entertainment. This is an FCC-approved system that provides for true, end-to-end digital broadcasting within the existing spectrum in conjunction with continued analog broadcasts to legacy receivers.

            Since the FCC has approved HD Radio as the digital AM/FM system for the US market, the nation's AM and FM broadcasters and radio receivers can transition from analog to digital over the course of the next several years. Radio stations in 100 markets have begun the transition to HD Radio technology, reaching 65% of the US population. As HD Radio has been designed to work within the current AM and FM spectrum allocations, consumers will be able to enjoy continued use of their existing analog receivers as well as benefit from the higher quality and additional services offered by the new generation of HD Radio-equipped receivers.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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                                                 -------------------------------
                                                 Headquarters: San Francisco, CA
      WaldenVC II, L.P.                          Founded: 1974
      ------------------------------------------ www.waldenvc.com
                                                 Industry/Sector: Fund of Funds
                                                 -------------------------------

      Company Description:

            WaldenVC is a San Francisco-based venture capital firm that invests in technology and media companies. Focus areas include software, media, information and education services, and emerging platforms.

            WaldenVC's core strengths include the following:

            o Hands-On Experience: WaldenVC's general partners and venture partners have operating experience at technology and new media companies and a long track record of growing startups.

            o Corporate Investors: In addition to investing in the fund, WaldenVC's corporate investors bring a wealth of contacts and channels.

            o Investment Banking Background: With deep contacts in the investment banking world, WaldenVC's partners can play a key role in introducing private companies to potential partners and helping companies evaluate all of their strategic options.

            o International Network: WaldenVC is part of The Walden Group, a twenty-eight-year old network of venture funds that comprises Walden Israel, Walden International Investment Group, as well as numerous other funds, primarily in Asia.

                                                 -------------------------------
                                                 Headquarters: Lawrenceville, NJ
      Edison Venture Fund IV, L.P.               Founded: 1986
      ------------------------------------------ www.edisonventure.com
                                                 Industry/Sector: Fund of Funds
                                                 -------------------------------

      Company Description:

            Edison Venture Fund, by forging partnerships with entrepreneurs, service providers and other financing sources, supports the building of successful companies.

            They invest in expansion stage ($5 to 20 million revenue) information technology companies located in the New York City to Virginia corridor. They invest $3 to 5 million initially and usually are the sole or lead investor.

            Their diversified strategy includes venture capital, expansion financings, management buyouts, consolidations, and secondary stock purchases. Edison has expertise and experience in the pharmaceutical, biotechnology and financial services IT sectors.

            Edison's Limited Partners include commercial and investment banks, major industrial corporations, insurance companies, pension funds and government agencies. These top institutions may provide financing, serve as a business partner and purchase products from Edison backed companies.

                                          -------------------------------------
                                          Headquarters: Emeryville, CA
      HomeGain.com, Inc.                  Founded: 1999
      ----------------------------------- www.homegain.com
                                          Industry/Sector: Internet Business-to-
                                                           Consumer
                                          -------------------------------------

      Company Description:

            The Company focuses on three primary areas: finding out what a current or future home is worth; preparing a home for sale; and finding the right real estate agent.

            HomeGain's core offering is the ability for home sellers to screen and identify qualified, competitive real estate agents. The success of this product offering led the Company to expand this to home buyers. The result is an online service for both homeowners and real estate agents designed to facilitate a homeowner's transactions. The Company's offerings include:

            Agent Evaluator: HomeGain's Agent Evaluator tool allows home sellers and buyers to identify qualified, professional real estate agents and begin the selection process online. Homeowners can anonymously compare and contrast qualifications and proposals from a number of local agents before choosing whom they want to meet and hire.

            Home Valuation Tool: Homeowners can find out possible value ranges for their home with HomeGain's customized Home Valuation tool, which taps an expansive property record database to provide a report including recent comparable home sales in the neighborhood and their sales prices.

            Home Sale Maximizer: Homeowners can identify the top 10 low-to-moderately priced home improvements that will maximize the sale price of their home, allowing them to create a budget and calculate potential returns on investment.

            PMI Saver: Homeowners can determine if they qualify to cancel their private mortgage insurance (PMI). This calculator

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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SELIGMAN NEW TECHNOLOGIES FUND
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            links with HomeGain's free Home Valuation Tool, which gives the consumer a value range for their property. Then, a current value figure is added to the PMI Saver, along with the monthly PMI payment amount, purchase price of the home, down payment amount and current loan balance. The PMI Saver calculates within seconds the equity level achieved and whether it's sufficient for the homeowner to qualify for cancellation of PMI.

            Calculators: HomeGain offers financing tools, enabling homeowners to:

            o Calculate capital gains tax and net proceeds from the sale of their home.

            o Compare the cost of moving into a new home with the cost of improving their current home.

            o Compare monthly costs of buying a larger home to current monthly costs of staying in their current home.

            Library: HomeGain provides free access to articles and consumer guides containing real estate information for home sellers and buyers. HomeGain's library contains answers to frequently asked questions, a glossary of real estate terms and even an extensive list of questions to ask when interviewing prospective agents.

                                          -------------------------------------
                                          Headquarters: Englewood, CO
      The Petroleum Place, Inc.           Founded: 1995
      ----------------------------------- www.petroleumplace.com
                                          Industry/Sector: Enterprise Business
                                                           Infrastructure
                                          -------------------------------------

      Company Description:

            Petroleum Place (P2) provides a suite of transaction services and software solutions for the upstream energy industry. P2 offers integrated financial and operational management systems and a suite of data access and analysis software. Enterprise software products and services are offered through P2 Energy Solutions (P2ES), established through the merger of Paradigm Technologies, Novistar and Petroleum Financial (PFI). P2ES has implemented financial and operational management systems at more than 210 companies, including major integrated companies and leading independents.

            Transaction Services are offered through three subsidiary companies
            - The Oil & Gas Asset Clearinghouse, Petroleum Place Energy Advisors and Petro TradeLinks. Through these companies, Petroleum Place offers a comprehensive suite of transaction and brokerage services for the acquisition and divestiture of oil and gas properties. The Oil & Gas Asset Clearinghouse is a provider of auction services. The Clearinghouse hosts regularly scheduled auctions that feature both live floor and Internet bidding. Properties are marketed to The Clearinghouse's qualified network of thousands of buyers through both a printed auction sale brochure and online through Data Room Explorer.

            Petroleum Place Energy Advisors provides negotiated transaction and advisory services for the acquisition and divestiture of oil and gas properties. Managed by a team of acquisition and divestiture professionals, Petroleum Place Energy Advisors employs a full complement of geotechnical services and utilizes Internet platforms for the marketing and evaluation of properties and prospects. Petro TradeLinks is a members-only organization for senior acquisition and divestiture managers representing 60 energy companies. Members can review properties available for sale or trade in a secure environment hosted on P2 and network with other members either online or at events to facilitate transactions.

            In addition, P2 offers AssetExplorer, an e-marketing services and technology platform that enables the effective, efficient online marketing of assets. Assets are featured in electronic data rooms
            (EDR) on the P2 Web site and marketed to a broad, yet targeted group of prospective buyers. AssetExplorer is suited for the marketing of prospects, joint ventures, farmouts, leases and licenses. The Clearinghouse, P2 Energy Advisors and Petro TradeLinks also utilize AssetExplorer as a platform to promote and enable the evaluation of properties and packages. P2 provides dedicated Internet technology, development and support for its subsidiary companies, enabling each to focus on their core business while extending their offerings to the Internet.

            Through Strata Web Systems, P2 offers a suite of online data access and analysis applications - DataMap, Query Manager and Production Data Analysis - designed to provide access to and analysis of US and Canadian industry data.

                                                  ------------------------------
                                                  Headquarters: Costa Mesa, CA
      Innocal II, L.P.                            Founded: 1999
      ------------------------------------------- www.innocal.com
                                                  Industry/Sector: Fund of Funds
                                                  ------------------------------

      Company Description:

            InnoCal is a private venture capital firm funded by institutional and private investors. They focus on investing in early stage information technology with the majority of investments located in Southern California. InnoCal is an information technology venture investor and as such are currently focused on enterprise software, wireless technologies, communications, Internet and broadband technologies, and high growth businesses in other viable IT sectors. The partners at InnoCal work as a team and collectively have over 65 years of experience in venture capital. Total investment in a given portfolio company may range from $1 million to $5 million, with $3 million as an average initial investment. Typically, they are lead investors, often times leading a syndicate of multiple venture capital or strategic investors. Given their deep and long term relation-

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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            ships in the venture capital business, they can add value by bringing together many investors in a round of financing. InnoCal seeks opportunities with the following characteristics:

            o Exceptional management teams - those that have the knowledge, skills and ambition required to build highly successful companies.

            o Early and expansion stage companies seeking a first or second round of venture financing.

            o Companies with proprietary technology or "know-how" barriers to competitive market entry.

                                          -------------------------------------
                                          Headquarters: Foster City, CA
      QuinStreet, Inc.                    Founded: 1999
      ----------------------------------- www.quinstreet.com
                                          Industry/Sector: Enterprise Business
                                                           Infrastructure
                                          -------------------------------------

      Company Description:

            QuinStreet provides Internet marketing services to clients that have historically acquired customers via direct marketing, direct response, and direct selling. QuinStreet combines a "pay for performance" business model with a comprehensive approach to meeting client customer acquisition demands. The Company's capabilities include online marketing & merchandising, targeted distribution activation and management, and "full-stack" direct marketing and network management technologies.

            QuinStreet's Direct Marketing Services group provides lead generation and customer acquisition programs online for specialty consumer good and services. They also have a Direct Selling Services group that provides technology solutions for direct selling companies. This functionality includes web sites (for each distributor), online enrollment, online ordering, online reporting, commission/genealogy systems, e-commerce to direct selling companies. This allows distributors to spend more time on selling rather than order processing (increase revenues) and lower the cost per order (cost reduction).

                                          -------------------------------------
                                          Headquarters: Pittsburgh, CA
      Access Data Corporation             Founded: 1997
      ----------------------------------- www.accessdc.com
                                          Industry/Sector: Digital Enabling
                                                           Technologies
                                          -------------------------------------

      Company Description:

            Access Data Corporation is a provider of web-native application solutions to the investment management and financial services industries. Access Data offers clients a comprehensive suite of software applications and professional service offerings to integrate and automate critical investment management and investment sales reporting functions. It is a specialty firm dedicated to the financial services industry, offering business, technical, creative, software, and managed hosting services - all under one roof. Drawing upon extensive "client-side" experience, the firm has transitioned from a pure professional services company to a product-based focus. Access Data's product offerings include:

            o Access Data SalesVision(SM) -- a web-native analytical data warehouse and comprehensive reporting solution for the asset management industry

            o ACCESSkm(SM) -- a knowledge management solution for the financial and professional services industry

            o CallTrends(SM) -- an automated call center monitoring and reporting tool

            o InTouch(SM) -- a real-time customer feedback and analysis tool for call center support

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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                        --------------------------------


                                PERFORMANCE AND
                               PORTFOLIO ANALYSIS


                        --------------------------------


--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND
--------------------------------------------------------------------------------

      Performance & Portfolio Analysis (3/31/05)
      --------------------------------------------------------------------------

      -----------------------
       New Technologies Fund Inception Date: 07/27/1999
      --------------------------------------------------------------------------

      Performance data quoted herein represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns of theFund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end. Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value. The fund performance figures for inception to date and average annual return since inception include a 3% maximum sales charge. The one-year and year to date figures do not. Since the funds are not open for new investments, applying sales charges to the recent performance numbers distorts the actual performance of the funds. An investment in the Fund involves investment risks, including the possible loss of principal.

      ------------------
       Portfolio Returns
      ------------------

                                                                        Goldman             Goldman
                                                       Fund              Sachs               Sachs
                                                   Performance         Tech Index       Blended Index(1)
      ---------------------------------------------------------------------------------------------------
      Cumulative Total Return Since Inception        (84.5%)            (42.8%)              (45.9%)
      -------------------------------------------------------------------------------------------------
      Average Annual Return Since Inception          (27.9%)             (9.4%)              (10.3%)
      -------------------------------------------------------------------------------------------------
      One Year Total Return                          (27.2%)             (5.0)%               (7.0)%
      -------------------------------------------------------------------------------------------------
      YTD Total Return                               (10.2%)             (8.7)%              (10.7)%
      -------------------------------------------------------------------------------------------------

      ---------------------------
       Sector Analysis (% of NAV)
      ---------------------------

                                                     Public              Private             Total
      -----------------------------------------------------------------------------------------------
      Broadband and Fiber Optics                       0.0%                0.2%                0.2%
      -----------------------------------------------------------------------------------------------
      Digital Enabling Technologies                    0.4%               16.2%               16.6%
      -----------------------------------------------------------------------------------------------
      Enterprise Business Infrastructure               0.0%                5.9%                5.9%
      -----------------------------------------------------------------------------------------------
      Internet Business-to-Consumer                    0.0%                3.0%                3.0%
      -----------------------------------------------------------------------------------------------
      Wireless                                         0.0%                7.8%                7.8%
      -----------------------------------------------------------------------------------------------
      Other                                           13.8%               52.7%               66.5%
      -----------------------------------------------------------------------------------------------
      Total                                           14.2%               85.8%              100.0%
      -----------------------------------------------------------------------------------------------

      Top Holdings
      --------------------------------------------------------------------------

      ------------------------
       Top 10 Private Holdings
      ------------------------

      (Represents 78.5% of Net Assets)
      --------------------------------------------------------------------------
      GMP Companies
      --------------------------------------------------------------------------
      LifeMasters Supported SelfCare
      --------------------------------------------------------------------------
      iBiquity Digital
      --------------------------------------------------------------------------
      WaldenVC II
      --------------------------------------------------------------------------
      Edison Venture Fund IV
      --------------------------------------------------------------------------
      Homegain.com
      --------------------------------------------------------------------------
      The Petroleum Place
      --------------------------------------------------------------------------
      InnoCal II
      --------------------------------------------------------------------------
      QuinStreet
      --------------------------------------------------------------------------
      Access Data
      --------------------------------------------------------------------------

      --------------------------------
       Venture Capital Advance/Decline
       Information(2)
      --------------------------------

      Since 12/31/04                                                    # of Cos
      --------------------------------------------------------------------------
      Advancing Issues                                                      8
      --------------------------------------------------------------------------
      Declining Issues                                                      9
      --------------------------------------------------------------------------
      Active Investments(3)                                                39
      --------------------------------------------------------------------------

      ---------------------------------
       Venture Capital Liquidity Events
      ---------------------------------

      Completed IPOs Since Inception                                       15
      --------------------------------------------------------------------------
      Companies Acquired by Third Party Since Inception                    27
      --------------------------------------------------------------------------
      Companies Currently in SEC Registration                               0
      --------------------------------------------------------------------------
      Total Private Investments Since Inception                           115
      --------------------------------------------------------------------------
      Failed Investments(4)                                                44
      --------------------------------------------------------------------------

      --------------------------------
       Venture Capital Private Funding
      --------------------------------

                                                           Percent of Net Assets
      --------------------------------------------------------------------------
      Private Securities                                            85.8%
        Private Securities Funded to Break-Even(5)                  43.8%
        Private Securities Subject to Financing Risk(6)             42.0%
      --------------------------------------------------------------------------
      Average Months Remaining Cash for Operations
      (for Private Securities Subject to Financing Risk)             2.7
      --------------------------------------------------------------------------

See footnotes on page 12. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 12 of this Quarterly Booklet.


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SELIGMAN NEW TECHNOLOGIES FUND
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      Footnotes
      --------------------------------------------------------------------------

      On February 25, 2004, a special meeting of the stockholders of Seligman New Technologies Fund, Inc. (the "Fund") was held. At the meeting, the following proposals were approved by the Fund's stockholders in accordance with applicable law: (i) a proposal to authorize a plan to liquidate and dissolve the Fund and (ii) a proposal to eliminate the Fund's fundamental investment policy of making quarterly repurchase offers for its common stock. As a result of the foregoing, the Fund's investment manager is implementing the Fund's plan of liquidation. The Fund expects that the process of liquidating the Fund's investments will take several years to complete due to the illiquid nature of a substantial portion of its assets.

      The Fund currently has no assets available for new investments in venture capital companies, although the Fund is permitted to make follow-on investments in current portfolio companies under certain circumstances.

      The Portfolio holdings are subject to change.

      The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

      Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

      (1) The Goldman Sachs "Blended" Index is an index created by J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol: GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Funds primarily invest. The Funds' holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of either or both Funds may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Funds are actively managed and their holdings are subject to change.

      (2) An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

      (3) Includes companies that are funded to break-even (see footnote 5), not funded to break-even, failed investments that have not declared bankruptcy (see footnote 4), fund of fund investments, and public holdings originated from private investments.

      (4) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

      (5) Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

      (6) Those companies that, in the opinion of Seligman, do not currently have sufficient capital to reach break-even.

      This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund. For more information, including a prospectus that contains information about fees, expenses and risks, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.


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                                INVESTMENT GROUP


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SELIGMAN NEW TECHNOLOGIES FUND
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      [PHOTO]

      Richard M. Parower, CFA

      Managing Director (New York)

      Joined Seligman: 2000

      Investment/Industry Experience: 10 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Also manages Seligman Global Technology Fund.

      Prior Experience:

      Senior Analyst covering Global IT at Citibank Global Asset Management. Senior Analyst with Montgomery Asset Management. Securities Analyst with GT Capital Management and Cowen Asset Management.

      Education:

      BA (Economics) - Washington University; MBA (Finance/International Business) - Columbia

      Public Industry Coverage:

      Software (Applications & Security), Technology Services

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      [PHOTO]

      Reema D. Shah

      Managing Director (California)

      Joined Seligman: 2000

      Investment/Industry Experience: 8 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II.

      Prior Experience:

      Senior Research Analyst covering data/transaction processing at Credit Suisse First Boston. Software Research Analyst/E-Commerce Applications and Tools with DLJ Technology Group. Investment Analyst Intern at Fayez Sarofim & Co. Technology Equity Research Associate with Morgan Stanley.

      Education:

      BA (Psychology) and BS (Finance) magna cum laude - University of Pennsylvania/Wharton; MBA - Northwestern/Kellogg

      Public Industry Coverage:

      Software

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      [PHOTO]

      Lauren Wu

      Senior Vice President/Head of Venture Capital Investment (California)

      Joined Seligman: 2001

      Investment Experience:

      6 years

      Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II.

      Prior Experience:

      Associate, Wasserstein Ventures. Associate, Financial Sponsors Investment Banking at Merrill Lynch. Business Analyst at McKinsey & Co.

      Education:

      BS (Industrial Engineering Wilson Medal Scholar) - University of Toronto; MBA (Financial Management) - MIT/Sloan

      Private Industry Coverage:

      Generalist

      Public Industry Coverage:

      Media

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      [PHOTO]

      Vishal Saluja

      Managing Director (California)

      Joined Seligman: 2000

      Investment/Industry

      Experience:12 years

      Prior Experience:

      Vice President, focusing on late-stage venture capital technology investments, Franklin Templeton Group. Engagement Manager focusing on financial services industry at McKinsey & Co.

      Education:

      BS (Finance) summa cum laude / BAS (Applied Science) - University of Pennsylvania/Wharton and School of Engineering; MBA - Stanford

      Private Industry Coverage:

      Networking, Wireline Equipment

      Public Industry Coverage:

      Electronic Design Software, Semiconductors (Communications ICs), Medical Devices, Diagnostics, Life Science Tools


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SELIGMAN NEW TECHNOLOGIES FUND
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      [PHOTO]

      Ajay Diwan

      Senior Vice President (California)

      Joined Seligman: 2001

      Investment Experience: 14 years

      Prior Experience:

      Senior analyst covering data networking, optical, and wireless industries at Goldman Sachs; analyst covering data networking at PaineWebber.

      Education:

      BS (Electrical Engineering and Applied Physics) - Case Western Reserve; MBA (Finance) - Columbia

      Private Industry Coverage:

      Networking, Wireline Equipment, Data Storage

      Public Industry Coverage:

      Networking, Wireless and Wireline Equipment, Data Storage, IT Services/ Data Processing

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      [PHOTO]

      Sangeeth Peruri

      Vice President (California)

      Joined Seligman: 2000

      Investment Experience: 4 years

      Prior Experience:

      Analyst, Technology Investment Banking group at Morgan Stanley.

      Education:

      BA (Economics) Phi Beta Kappa - Brown. Rotary Scholarship, Henry Martyn Institute in Hyderabad, India.

      Private Industry Coverage:

      Semiconductors, Computers and Peripherals, Networking, Wireline Equipment

      Public Industry Coverage:

      Semiconductors, Connectors, Electronic Distribution, Contract Manufacturing Services


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